                                                                   EXHIBIT 10.20


                           CO-SALE RIGHTS AGREEMENT


     This CO-SALE RIGHTS AGREEMENT, made as of the 6th day of March 1996 by and among those investors listed on Schedule A hereto (the "Investors") and the holders of shares of the Common Stock, $0.001 par value (the "Common Stock") of the Company and options to purchase the Company's Common Stock listed on Schedule B hereto (the "Principal Shareholders").


     WHEREAS, Hewlett-Packard Company ("HP") is purchasing shares of Series B Convertible Preferred Stock, $1.00 par value ("Preferred Stock"), of Business@Web, Inc., a Delaware corporation (the "Company"), pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated February 27, 1996 (the "HP Agreement") between the Company and HP, and the other Investors are purchasing shares of Preferred Stock of the Company pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated March 6, 1996 (with the HP Agreement, the "Purchase Agreements") among the Company and such Investors; and

     WHEREAS, in order to induce the Investors to consummate the transactions contemplated by the Purchase Agreements, the Principal Shareholders have agreed to grant certain rights of first offer to the Company and the Investors and certain co-sale rights to the Investors on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:


     1. As used herein, the term "Shares" shall refer to shares of Preferred Stock and to shares of Common Stock, and the term "fully diluted Shares" shall mean the maximum number of Common Shares into which the subject Shares of Preferred Stock could then be converted.

     2. In the event any Principal Shareholder (a "Transferring Shareholder") proposes to sell, transfer, assign or otherwise dispose of (a "Transfer") any Shares held by such Transferring Shareholder (except as otherwise provided below), such Transferring Shareholder shall deliver a written notice (the "Offer Notice") to the Company and to each Investor. The Offer Notice will disclose in reasonable detail the proposed number of Shares to be transferred and the proposed terms and conditions of the Transfer. First, the Company may elect to purchase some or all of the Shares specified in the Offer Notice at the price and on the terms and conditions specified therein by delivering written notice of such election to the Transferring Shareholder and the Investors as soon as practicable but in any event within ten days after the receipt of the Offer Notice. If the Company has not elected to purchase all of the Shares within such 10-day period, each Investor may elect to purchase all (but not less than all) of such Investor's Pro Rata Share (as defined below) of the remaining available Shares specified in the Offer Notice at the price and on the terms and conditions specified therein by delivering written notice of such election to the Transferring Shareholder as soon as practicable but in any event within 30 days after delivery of the Offer Notice. Any Shares not elected to be purchased by the end of such 30-day period will be reoffered for period of ten days on a pro rata basis to the other Investors who have elected to purchase their full respective Pro Rata Shares. If the Company or any Investors have elected to purchase all of the Shares specified in the Offer Notice from the Transferring Shareholder, the transfer of such Shares will be consummated as soon as practicable after the delivery of the election notices, but in any event within 60 days after the date of the Offer Notice. In the event that the Company and the other Investors have not elected to purchase all of the Shares specified in the Offer Notice, the Transferring Shareholder may, within 120 days after the expiration of the 30-day offer period, and subject to the provisions of Paragraph 3 below, Transfer such Shares to one or more transferees at a price no less than the price per Share specified in the Offer Notice and on other terms and conditions no more favorable to the transferee(s) than offered to the Company and the other Investors in the Offer Notice. Each Investor's "Pro Rata Share" shall be the percentage that the number of fully diluted Shares held by such Investor represents of the aggregate of all fully diluted Shares held by all Investors.

     3. Prior to effecting any Transfer of Shares, the Transferring Shareholder shall deliver a written notice (the "Sale Notice") to each Investor, specifying in reasonable detail the identity of the proposed transferee(s) and the terms and conditions of the Transfer. Any Investor may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Shareholder within 30 days after receipt by such Investor of the Sale Notice.
If any Investor elects to participate in such Transfer, such Investor will be entitled to sell in the contemplated Transfer, at a price, proportionate to the price per fully diluted Share, and otherwise on the same terms and conditions as the Transferring Shareholder, a number of Shares determined by multiplying (i) the number of fully diluted Shares to be sold in the contemplated Transfer by
(ii) the quotient determined by dividing (A) the number of fully diluted Shares held by such Investor, by (B) the sum of (1) the number of fully diluted Shares held by the Investors electing to participate in such sale and (2) the number of fully diluted Shares held by the Transferring Shareholder.

     4. Each Transferring Shareholder shall use such Principal Shareholder's best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Investors who chose to participate in the Transfer in any contemplated Transfer, to the extent the Investors elect to participate in the manner set forth above, and no Transferring Shareholder shall Transfer any of its Shares to the prospective transferee(s) if the prospective transferee(s) declines to allow such participation of such Investors (except to the extent provided below).

     5. The restrictions on Transfer and the right of co-sale set forth herein shall not apply to any Transfer (i) in the case of an individual, to or among such Principal Shareholder's Family Group (as defined below) or by will or the laws of descent and distribution to such Principal Shareholder's Family Group,
(ii) in the case of an entity, to or among its Affiliates (as defined below), or
(iii) by way of or pursuant to the pledge of a Principal Shareholder's Shares as collateral security for a loan made to such Principal Shareholder or to an Affiliate or a member of the Family Group of such Principal Shareholder by a bank or other financial institution (the persons to whom Transfers are permitted pursuant to clauses (i), (ii), and (iii) being collectively referred to herein as "Permitted Transferees"); provided, that the restrictions contained herein shall continue to be applicable to the Transferred Shares after any such Transfer; and provided further that the transferees of such

Shares shall have agreed in writing to be bound by the provisions of this Agreement with respect to the Shares so transferred. "Family Group" means an individual's spouse and lineal descendants and any trust or other fiduciary solely for the benefit of such individual and/or such individual's spouse and/or lineal descendants. "Affiliate" of a person means (i) any other person controlling, controlled by or under common control with such person and (ii) any partner of any such person which is a partnership.

     6. The restrictions on Transfer and the right of co-sale set forth herein shall not apply to any Transfer by a Principal Shareholder until the aggregate number of Shares Transferred by such Principal Shareholder from and after the date hereof (other than Transfers permitted under Paragraph 5 above) exceed 15% of the number of Shares held by such Principal Shareholder on the date hereof, as set forth on the attached Schedule of Principal Shareholders.

     7. The restrictions on the Transfer and the right of co-sale set forth herein shall not apply to the sale of Shares in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and shall terminate with respect to all Shares upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale to of Common Stock to the public at an initial public offering price of not less than $8.25 per share and with gross proceeds of not less than $15,000,000.

     8. No Principal Shareholder shall permit any Transfer of any equity interest in such Principal Shareholder without the written consent of Investors holding at least a majority of the fully-diluted Shares held by Investors; provided, however, any holder of an equity interest in a Principal Shareholder
- --------  -------
may Transfer all or any portion of such equity interest without the consent of the Investors (i) in the case of an individual, to or among such individual's Family Group or by will or the laws of descent and distribution to such individual's Family Group, (ii) in the case of an entity, to or among its Affiliates, or (iii) by way of or pursuant to the pledge of an equity interest in such Principal Shareholder as collateral security for a loan made to the holder of such equity interest or to an Affiliate or a member of the Family Group of the holder of such equity interest by a bank or other financial institution.

     9. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares), whether so expressed or not; provided, however, that the rights of co-sale conferred herein on Investor shall
- --------- -------
only inure to the benefit of a transferee of Preferred Shares at least 50,000 shares of Preferred Shares are transferred to such transferee.

     10. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed delivered (i) when delivered in person or (ii) one business day after being mailed by certified or registered mail, return receipt requested, or sent by a recognized overnight courier service, addressed as follows:

     if to any Investor, at the address of such Investor set forth on Schedule A hereto;

     if to any Principal Shareholder, at the address of such Principal Shareholder set forth on Schedule B hereto;

or, in any case, at such other address or addresses as shall have been furnished in writing to Investor (in the case of a Principal Shareholder) or to the Principal Shareholders (in the case of Investor) in accordance with the provisions of this Paragraph 10.


     11. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     12. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of both (i) Principal Shareholders holding at least a majority of the Shares held by Principal Shareholders and
(ii) Investors holding at least a majority of the fully-diluted Shares held by Investors.

     13. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as an instrument under seal by its officer thereunto duly authorized as of the date first above written.


                                   INVESTORS:

                                   HEWLETT-PACKARD COMPANY


                                      /s/ Ann O. Baskins
                                   By:____________________________


                                   FALCON VENTURES II, L.P.
                                   By:  Back Bay Partners XIII L.P.
                                   By:  Hancock Venture Partners, Inc.

                                      /s/ Robert Wadsworth
                                   By:___________________________
                                      authorized officer

                                   HANCOCK VENTURE PARTNERS
                                    IV-DIRECT FUND L.P.

                                   By:  Back Bay Partners XII L.P.
                                   By:  Hancock Venture Partners, Inc.

                                      /s/ Robert Wadsworth
                                   By:____________________________

                                   PANTIO HOLDING LTD.


                                      /s/ Marlene Boesch - Weber
                                   By:____________________________
                                      Marlene Boesch - Weber, Secretary


                                   JUILLIARD INVESTMENTS, INC.


                                      /s/ Javier Baz
                                   By:____________________________
                                      Javier Baz

                                   /s/ Jan Baan
                                   ________________________________
                                   Jan Baan


                                   /s/ J.G. Paul Baan
                                   ________________________________
                                   J.G. Paul Baan


                                   /s/ Lorenzo Cue
                                   ________________________________
                                   Lorenzo Cue


                                   /s/ Tom C. Tinsley
                                   ________________________________
                                   Tom C. Tinsley


                                   PRINCIPAL SHAREHOLDERS:


                                   J&S LIMITED PARTNERSHIP


                                   By:  Controller Corp., Inc.,
                                        General Partner


                                      /s/ John J. Donovan
                                   By:_____________________________
                                      President


                                   LEGACY INVESTMENT PARTNERSHIP


                                      /s/ John J. Donovan, Jr.
                                   By:_____________________________
                                           Managing Partner

                                   HARRINGTON TRUST LIMITED as Trustee of
                                   The Appleby Trust



                                   By: /s/ John Campbell
                                      ------------------------------
                                   Director



                                   /s/ Sundar Subramaniam
                                   ---------------------------------
                                   Sundar Subramaniam

                                                                      SCHEDULE A


                                   INVESTORS

Name and Address              Number of Shares Held
- ----------------              ---------------------
Hancock Venture Partners      685,921                       IV-
Direct Fund L.P.
One Financial Center
Boston, MA 02111

Falcon Ventures II L.P.        36,101
One Financial Center
Boston, MA 02111

Hewlett-Packard Company.      180,506
3000 Hanover Street
Palo Alto, CA 94304

Pantio Holding Ltd.           180,506
Omar Hodge Building
Wyckam's Cay

Road Town, Tortolla
British Virgin Islands

copy to:

CISSA
13, avenue de Bude
1202 Geneva
Switzerland

Lorenzo Cue                    36,101
1451 Montgomery Street
San Francisco, CA 94133

Juilliard Investments, Inc.    27,076
Palm Bay Towers
26 S. 720 NE 69th Street
Miami, FL 33138

Jan Baan                      60,169
Baan Company N.V.
Zonneoordlaan 17
6718 GK  Ede
Netherlands

J.G. Paul Baan                60,169
Baan Company N.V.
Zonneoordlaan 17
6718 GK  Ede
Netherlands

Tom C. Tinsley                60,169
Baan Company N.V.
Zonneoordlaan 17
6718 GK  Ede
Netherlands

                                                                      SCHEDULE B


                            PRINCIPAL SHAREHOLDERS


Name and Address                      Number of Shares Held  15% Excluded Shares
- ----------------                      ---------------------  -------------------
J&S Limited Partnership              2,000,000               300,000
219 Vassar Street
Cambridge, Massachusetts 02139

Legacy Investment Partnership        2,000,000               300,000
219 Vassar Street
Cambridge, Massachusetts 02139

Harrington Trust Limited as Trustee  4,864,545               729,682
     of The Appleby Trust
Cedar House
41 Cedar Avenue
Hamilton HM 12, Bermuda

Sundar Subramaniam                   4,998,000               749,700
333 Commonwealth Avenue
Boston, Massachusetts 02116